UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2015

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 22, 2015, Enzo Biochem, Inc. (the “Company”) filed a Current Report on Form 8-K dated July 20, 2015 (the “Original Report”) with the Securities and Exchange Commission (“SEC”). This Amendment No. 1 to the Original Report is being filed solely for the purpose of re-filing (as Exhibit 10.1 hereto) Exhibit 99.2 to the Original Report (the “Exhibit”) pursuant to comments received from the Staff of the SEC on the Company’s application for confidential treatment of certain information that was redacted from the Exhibit. All other disclosures contained in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Settlement and License Agreement between Enzo Biochem, Inc. and Siemens Healthcare Diagnostics Inc.

*Confidential treatment has been requested or granted for certain portions omitted from this Exhibit pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: September 4, 2015	By:	/s/ Barry W. Weiner
Barry W. Weiner
President